Exhibit 99.1

United Announces Upsized Pricing of

MileagePlus Senior Secured Notes Offering

CHICAGO, June 25, 2020 – Today, United Airlines, Inc. (“United”) announced the pricing and upsize of the previously announced private offering by Mileage Plus Holdings, LLC, a direct wholly-owned subsidiary of United that operates the MileagePlus program (“MPH”), and Mileage Plus Intellectual Property Assets, Ltd., an indirect wholly-owned subsidiary of MPH (“MIPA” and, together with MPH, the “MileagePlus Subsidiaries”). An aggregate of $3.8 billion in principal amount of 6.50% senior secured notes due 2027 (the “Notes”) is expected to be issued on July 2, 2020, subject to customary closing conditions. Concurrently with the issuance of the Notes, United expects the MileagePlus Subsidiaries to enter into a credit agreement providing for a term loan facility (“Term Loan Facility”) for an aggregate of $3.0 billion, also subject to customary closing conditions. The Notes and the Term Loan Facility, in a total aggregate amount of $6.8 billion, replace the previously announced committed term loan facility.

This press release is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes are being offered only to qualified institutional buyers in an offering exempt from registration in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States in reliance on Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act or any applicable state securities laws.

About United

United’s shared purpose is “Connecting People. Uniting the World.” For more information, visit united.com, follow @United on Twitter and Instagram or connect on Facebook. The common stock of United’s parent, United Airlines Holdings, Inc., is traded on the Nasdaq under the symbol “UAL”.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this release are forward-looking and thus reflect the Company's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as "expects," "will," "plans," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

The Company's actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the duration and spread of the ongoing global COVID-19 pandemic and the outbreak of any other disease or similar public health threat and the impact on the business, results of operations and financial condition of the Company; the risk that the MileagePlus financing is not completed; the lenders' ability to accelerate the MileagePlus indebtedness, foreclose upon the collateral securing the MileagePlus indebtedness or exercise other remedies if the Company is not able to comply with the covenants in the MileagePlus financing agreement; the final terms of borrowing pursuant to the Loan Program under the CARES Act, if any, and the effects of the grant and promissory note through the Payroll Support Program under the CARES Act; the costs and availability of financing; the Company's significant amount of financial leverage from fixed obligations and ability to seek additional liquidity and maintain adequate liquidity; the Company's ability to comply with the terms of its various financing arrangements; the material disruption of the Company's strategic operating plan as a result of the COVID-19 pandemic and the Company's ability to execute its strategic operating plans in the long term; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); risks of doing business globally, including instability and political developments that may impact its operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; the Company's capacity decisions and the capacity decisions of its competitors; competitive pressures on pricing and on demand; changes in aircraft fuel prices; disruptions in the Company's supply of aircraft fuel; the Company's ability to cost-effectively hedge against increases in the price of aircraft fuel, if it decides to do so; the effects of any technology failures, cybersecurity or significant data breaches; disruptions to services provided by third-party service providers; potential reputational or other impact from adverse events involving the Company's aircraft or operations, the aircraft or operations of its regional carriers or its code share partners or the aircraft or operations of another airline; the Company's ability to attract and retain customers; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events; the mandatory grounding of aircraft in the Company's fleet; disruptions to the Company's regional network as a result of the COVID-19 pandemic or otherwise; the impact of regulatory, investigative and legal proceedings and legal compliance risks; the success of the Company's investments in other airlines, including in other parts of the world, which involve significant challenges and risks, particularly given the impact of the COVID-19 pandemic; industry consolidation or changes in airline alliances; the ability of other air carriers with whom the Company has alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of the Company's aircraft orders; disruptions in the availability of aircraft, parts or support from its suppliers; the Company's ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with its union groups; any disruptions to operations due to any potential actions by the Company's labor groups; labor costs; the impact of any management changes; extended interruptions or disruptions in service at major airports where the Company operates; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom's withdrawal from the European Union); the seasonality of the airline industry; weather conditions; the costs and availability of aviation and other insurance; the Company's ability to realize the full value of its intangible assets and long-lived assets; any impact to the Company's reputation or brand image and other risks and uncertainties set forth under Part I, Item 1A., "Risk Factors," of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated by the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and the Company's Current Report on Form 8-K filed June 15, 2020, as well as other risks and uncertainties set forth from time to time in the reports it files with the SEC.